RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Schedule of Related Party Transactions
related parties:

(in thousands of $)	2016	2015	2014
Transactions with Golar and subsidiaries:
Time charter revenues (a)	28,368	41,555	—
Management and administrative services fees (b)	(4,251)	(2,949)	(2,877)
Ship management fees (c)	(6,466)	(7,577)	(7,746)
Expense in connection with the Golar Eskimo Vendor Loan (d)	—	(4,217)	—
Interest income on short-term loans (e)	122	203	—
Share options expense (f)	(181)	(297)	—
Income related to the Tundra Letter Agreement (g)	1,967	—	—
Distributions to Golar (h)	(54,688)	(52,130)	(61,336)
Fees to Helm Energy Advisors Inc. (i)	(795)	(2,307)	—
Transactions with others:
Dividends to China Petroleum Corporation (j)	(12,360)	(11,400)	(13,740)

Receivables from related parties:

As of December 31, 2016 and 2015, balances with related parties consisted of the following:

(in thousands of $)	2016	2015
Balances due from Golar and its affiliates (e)	21,908	4,400
Methane Princess Lease security deposit movements (k)	2,006	2,728
Deposit paid to Golar (g)	107,247	—
	131,161	7,128
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(a) Time charter revenues - This consists of revenue from the charters of the Golar Eskimo and the Golar Grand.

In connection with our acquisition of the Golar Grand in November 2012, Golar provided us with an option pursuant to which in the event that the charterer did not renew or extend its charter for the Golar Grand beyond February 2015, we could require Golar to charter the vessel through to October 2017 at approximately 75% of the hire rate that would have been payable by the charterer. In February 2015, we exercised this option. Accordingly, we earned $28.4 million and $28.7 million in relation to this charter in the years ended December 31, 2016 and 2015 respectively.

In connection with the Golar Eskimo acquisition, we entered into an agreement with Golar pursuant to which Golar agreed to pay us an aggregate amount of $22.0 million starting in January 2015 and ending in June 2015 for the right to use the Golar Eskimo during that period. We accounted for $12.9 million of the $22.0 million as time charter revenues for the year ended December 31, 2015.
(b) Management and administrative services agreement - We are party to a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. We may terminate the agreement by providing 120 days’ written notice.

(c) Ship management fees - Golar and certain of its subsidiaries charged vessel management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain subsidiaries of Golar, including Golar Management. We may terminate these agreements by providing 30 days’ written notice.

(d) Golar Eskimo Vendor Loan - A portion of the purchase price for the Golar Eskimo acquisition was financed with the proceeds of a $220.0 million unsecured, non-amortizing loan to us from Golar (or the Golar Eskimo Vendor Loan). This loan, which contained a repayment incentive fee of up to 1.0% of the loan amount and bore interest at a blended rate equal to three-month LIBOR plus a margin of 2.84%, was repaid in full in November 2015. Accordingly, we recognized a repayment incentive fee of $1.1 million in connection with the repayment.

(e) Balances due from Golar and its affiliates - Receivables and payables with Golar and its subsidiaries comprise primarily of unpaid management fees, advisory and administrative services and other related party arrangements including the Golar Grand time charter and the Tundra Letter Agreement. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances due to Golar and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. The increase in the net balance due from Golar as of December 31, 2016 is mainly attributable to amounts due in respect of the Golar Grand charter ($9.8 million) and amounts due under the Tundra Letter Agreement ($8.3 million). In November 2015, Golar borrowed $50.0 million from us. The loan was repayable within 28 days following draw down, was unsecured, and bore interest at LIBOR plus 5.0%. The loan was repaid in December 2015.

(f) Share options expense - This relates to a recharge from Golar in relation to the award of 29,950 (with an exercise price of $23.50 at grant date) and 120,000 (with an exercise price of $56.70 at grant date) share options in Golar LNG granted to certain of our directors and officers in the years ended December 31, 2016 and 2015, respectively. The exercise price is reduced by the value of dividends declared and paid. They have a contractual term of five years and vest evenly over three years.

(g) Deposit paid to Golar - As further described in note 11, in May 2016 we closed the Golar Tundra Acquisition. As of the closing, we had paid a total of $107.2 million in purchase consideration. Until the Golar Tundra commences operations and the arrangements with Golar expire (including the Tundra Put Option), we will not consolidate Tundra Corp into our financial results. Accordingly, we have recognized a deposit receivable of $107.2 million in our consolidated balance sheet as of December 31, 2016. Furthermore, pursuant to the Tundra Letter Agreement, of the amount we are entitled to receive under the agreement we have accounted for $2.0 million as interest income for the year ended December 31, 2016.

(h) Distributions to Golar - We have declared and paid quarterly distributions totaling $54.7 million, $52.1 million, and $61.3 million to Golar for each of the years ended December 31, 2016, 2015 and 2014, respectively.

(i) Fees to Helm Energy Advisors Inc. - Through his co-ownership of Helm Energy Advisors Inc. (“Helm”), a company established and domiciled in Canada, Mr. Arnell, who was appointed to our board of directors in February 2015 and resigned in September 2016, acted and advised us on various projects for us and earned approximately $0.8 million and $2.3 million from us in fees for the years ended December 31, 2016 and December 31, 2015, respectively.

(j) Dividends to China Petroleum Corporation - During the years ended December 31, 2016, 2015, and 2014, Faraway Maritime Shipping Co., which is 60% owned by us and 40% owned by China Petroleum Corporation (“CPC”), paid total dividends to CPC of $12.4 million, $11.4 million and $13.7 million, respectively.

(k) Methane Princess Lease security deposit movements - This represents net advances to Golar since the IPO, which correspond with the net release of funds from the security deposits held relating to the Methane Princess Lease. This is in connection with the Methane Princess tax lease indemnity provided by Golar under the Omnibus Agreement (see below). Accordingly, these amounts held with Golar will be settled as part of the eventual termination of the Methane Princess Lease.